Exhibit 10.13.2
EXECUTION COPY

INVESTMENT NUMBER 11740
AMENDMENT AND WAIVER AGREEMENT NO. 1 TO
LOAN AGREEMENT DATED APRIL 11, 2003
between
AGUAS DE PANAMA S.A.
and
INTERNATIONAL FINANCE CORPORATION
Dated June 27, 2003

AMENDMENT AND WAIVER AGREEMENT NO. 1 TO
LOAN AGREEMENT DATED APRIL 11, 2003
     This AMENDMENT AND WAIVER AGREEMENT No. 1 (this “Amendment and Waiver”), dated June 27, 2003, is made between AGUAS DE PANAMA S.A., a sociedad anónima organized and existing under the laws of the Republic of Panama (the “Borrower”) and INTERNATIONAL FINANCE CORPORATION, an international organization established by Articles of Agreement among its member countries including the Republic of Panama (“IFC”).
WHEREAS:
     (A) IFC and the Borrower entered into a Loan Agreement dated April 11, 2003 (the “Loan Agreement”), pursuant to which, IFC has agreed, inter alia, subject to the terms and conditions set forth therein, to make a loan (the “Loan”) to the Borrower, consisting of, the “A Loan” and the “B Loan,” in the amounts, for the purpose and on the terms and conditions set forth therein;
     (B) IFC and the Borrower desire to amend the Loan Agreement as set forth herein; and
     (C) the Borrower has requested that IFC waive the condition for disbursement of the Loan set forth in Section 5.01(f)(ii) (Conditions of the Disbursement) of the Loan Agreement which requires that a legal opinion from IFC’s counsel in England be provided to IFC, and IFC is willing to do so on the terms and conditions set forth in this Amendment and Waiver;
NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE I
Definitions
     Section 1.01. For purposes of this Amendment and Waiver, capitalized terms used, but not otherwise defined, herein shall have the meanings assigned to them in the Loan Agreement, and the principles of interpretation set forth in the Loan Agreement shall apply.
ARTICLE II
Amendment
     Section 2.01 Section 1.01 (General Definitions) of the Loan Agreement is hereby amended by deleting subsection (iv) of the definition of “ASSA Subordination Agreement” and substituting the following:

     “(iv) irrevocably waives the rights it has pursuant to the performance or payment of bonds to take over the Concession Contract if and when payments under any performance or payment bond are made by it, except with regard to Insurance Bond No. 85B51817 issued in favor of IDAAN/Contraloria General de la República, for which Insurance Bond IFC shall have forty-five (45) days, counted from the date on which IDAAN notifies ASSA that it has exercised an administrative resolution of the Concession, to notify ASSA of its decision to take over the corresponding Concession, otherwise ASSA shall be entitled to exercise all of its rights pursuant to said Insurance Bond;”.
     Section 2.02. Section 2.02(b) (Project Cost and Financial Plan) of the Loan Agreement is hereby amended by deleting the table containing the Financial Plan and substituting the following:

Financial Plan	$ millions	Percent
Loan
IFC A Loan	6.0	24.0
ITC B Loan	10.0	40.0
Total Debt	16.0	64.0

Equity
BSL’s Equity	9.0	36.0
Total Financial Plan	25.0	100%
     Section 2.03. Section 3.01(b) (The Loan) of the Loan Agreement is hereby amended by deleting said section in its entirety and replacing it with the following:
     “(b) the B Loan, being ten million Dollars ($10,000,000).”
     Section 2.04. Section 3.02(c) (Disbursement Procedure) of the Loan Agreement is hereby amended by deleting said section in its entirety and replacing it with the following:
     “(c) There shall be one Disbursement in an amount of not less than sixteen million Dollars ($16,000,000).”
     Section 2.05. Section 3.06(a) and Section 3.06(b) (Repayment) of the Loan Agreement are hereby amended by deleting said sections in their entirety and replacing them with the following:

     “Section 3.06. Repayment. (a) The Borrower shall repay the A Loan on the following dates and in the following amounts:

Date Payment Due	Principal Amount Due
October 15, 2003	$450,000
April 15, 2004	$225,000
October 15, 2004	$225,000
April 15, 2005	$270,000
October 15, 2005	$270,000
April 15, 2006	$270,000
October 15, 2006	$270,000
April 15, 2007	$270,000
October 15, 2007	$270,000
April 15, 2008	$300,000
October 15, 2008	$300,000
April 15, 2009	$360,000
October 15, 2009	$360,000
April 15, 2010	$360,000
October 15, 2010	$360,000
April 15, 2011	$360,000
October 15, 2011	$360,000
April 15, 2012	$360,000
October 15, 2012	$360,000
     (b) The Borrower shall repay the B Loan on the following dates and in the following amounts:

Date Payment Due	Principal Amount Due
October 15, 2003	$750,000
April 15, 2004	$375,000
October 15, 2004	$375,000
April 15, 2005	$500,000
October 15, 2005	$500,000
April 15, 2006	$750,000
October 15, 2006	$750,000
April 15, 2007	$750,000
October 15, 2007	$750,000
April 15, 2008	$750,000
October 15, 2008	$750,000
April 15, 2009	$750,000
October 15, 2009	$750,000
April 15, 2010	$750,000
October 15, 2010	$750,000	”

     Section 2.06. Section 3.08(b)(iii) (Fees) of the Loan Agreement is hereby amended by deleting said section in its entirety and replacing it with the following:
     “(iii) a syndication fee of an amount agreed in the letter agreement dated June 27, 2003 between the Borrower and IFC, to be paid on or before the date specified in that letter agreement;”.
     Section 2.07. Section 3.13(a)(i) (Suspension or Cancellation by IFC) of the Loan Agreement is hereby amended by deleting said section in its entirety and replacing it with the following:
     “(i) if the Disbursement has not been made by August 30, 2003, or such other date as the parties agree;”.
     Section 2.08. Section 4.01(d)(iii) (Representations and Warranties) of the Loan Agreement is hereby amended by deleting the phrase “Section (2) of Annex A,” and replacing it with the following:
     “Sections (2) and (3) of Annex A,”.
     Section 2.09. Section 5.01(n) (Conditions of the Disbursement) of the Loan Agreement is hereby amended by deleting said section in its entirety and replacing it with the following:
     “(n) the Borrower has delivered to IFC (x) evidence, substantially in the form of Schedule 4, of appointment by the Borrower of an agent for service of process pursuant to Section 8.05(d) (Applicable Law and Jurisdiction) hereof, Section 7.03(d) (Applicable Law and Jurisdiction) of the Assignment and Security Agreement and Section 6.03(6) (Jurisdiction and Enforcement) of the Guarantee and Share Retention Agreement; and (y) evidence, substantially in the form of Schedule 2 to the Guarantee and Share Retention Agreement, of the appointment by the Guarantor and BSL of an agent for service of process pursuant to Section 6.03(b) (Jurisdiction and Enforcement) of the Guarantee and Share Retention Agreement and Section 5 (Guarantee and Share Retention Agreement) of the Indemnity Agreement which incorporates by reference Section 6.03(b) (Jurisdiction and Enforcement) of the Guarantee and Share Retention Agreement;”.
     Section 2.10. Section 5.01(x)(iv) (Conditions of the Disbursement) of the Loan Agreement is hereby to be renumbered as “Section 5.01(x)(iii)”.

     Section 2.11. Section 6.01(k) (Affirmative Covenants) of the Loan Agreement is hereby amended by deleting said section in its entirety and replacing it with the following:
     “(k) maintain a Total Debt to Equity Ratio of: (i) not more than 1.7 on or before December 31, 2003; (ii) not more than 1.5 on or before December 31, 2004; and (iii) not more than 1.2 at any time after December 31, 2004; and maintain a Long-term Debt Service Coverage of not less than 1.2 at all times;”.
     Section 2.12. Section 6.01(m) (Affirmative Covenants) of the Loan Agreement is hereby amended by deleting “;” after the phrase “pursuant to Section 5.01(z) (Conditions of Disbursement)” and adding thereafter the following phrase:
     “and has obtained the Authorizations specified in Section (3) of Annex A.”
     Section 2.13 Schedule 2 (Form of Request for Disbursement) of the Loan Agreement is hereby deleted in its entirety and replaced with Annex A attached to this Amendment and Waiver.
     Section 2.14 Schedule 3 (Form of Loan Disbursement Receipt) to the Loan Agreement is hereby deleted in its entirety and replaced with Annex B attached to this Amendment and Waiver.
     Section 2.15. Schedule 4 (Form of Service of Process Letter) to the Loan Agreement is hereby deleted in its entirety and replaced with the Annex C attached to this Amendment and Waiver.
     Section 2.16. Schedule 7 (Form of Borrower’s Certification on Distribution of Dividends) to the Loan Agreement is hereby deleted in its entirety and replaced with Annex D attached to this Amendment and Waiver.
ARTICLE III
Waiver
     Section 3.01. Effective as of the date of this Amendment and Waiver and only for the specific purpose of the Disbursement, IFC hereby waives the condition precedent set forth in Section 5.01(f)(ii) (Conditions of the Disbursement) of the Loan Agreement which requires that an opinion from IFC’s counsel in England be provided to IFC. IFC hereby agrees to waive such a requirement for purposes of the Disbursement, provided that, in lieu of an opinion from IFC’s counsel in England and prior to the date of the Disbursement, IFC shall receive an opinion from English counsel for the Guarantor, the Borrower, BSL, BIL and BPL in form and substance satisfactory to IFC and covering such matters relating to the transactions contemplated by the Loan Agreement (as hereby amended) and the other Transaction Documents as IFC may reasonably request.
ARTICLE IV
Miscellaneous
     Section 4.01. The obligations of the Borrower shall not be deemed to have been novated by the terms of this Amendment and Waiver. Except as expressly provided herein, no other provision of the Loan Agreement is amended or intended to be amended or waived or intended to be waived, and the Loan Agreement (as hereby amended) remains in full force and effect in accordance with its terms. Nothing in this Amendment and Waiver is or should be construed as a waiver by IFC of any Event of Default, or a waiver or modification by IFC of any other provision of the Loan Agreement, except for the amendments and the waiver expressly set forth herein. It is further agreed that any reference in the Transaction Documents to the Loan Agreement shall be construed as a reference to the Loan Agreement together with this Amendment and Waiver.
     Section 4.02. The Borrower hereby restates, as if set out in full herein, and confirms, as of the date hereof, the representations and warranties made by it in Section 4.01 (Representations and Warranties) of the Loan Agreement, as amended by this Amendment and Waiver.
     Section 4.03. This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York, United States of America.
     Section 4.04. This Amendment and Waiver may be executed in several counterparts, each of which is an original, but all of which together constitute one and the same agreement.
     Section 4.05. The parties hereby authorize Morgan & Morgan to protocolize this Amendment and Waiver into a public deed and to register the same in the public registry of Panama.
[This space is left intentionally blank.]

     IN WITNESS WHEREOF, the parties have caused this Amendment and Waiver to be signed in their respective names as of the date first above written.

AGUAS DE PANAMA S.A.

By:	/s/ Grahame Sweetsur
Name: Grahame Sweetsur
Title: Director

INTERNATIONAL FINANCE CORPORATION

By:	/s/ Usha Rao-Monari
Name: Usha Rao-Monari
Title: Manager
MHW1917.Doc

District of Columbia) ss:
I, Alexandra C. Aguiar, have hereto subscribed my name and affixed my Notarial Seal for the signature of Grahame Sweetsur this 27th day of June, 2003.

/s/ Alexandra C. Aguiar Alexandra C. Aguiar
My commission expires July 31, 2007
District of Columbia) ss:
I, Alexandra C. Aguiar, the undersigned Notary Public acknowledge that Usha Rao-Monari, to me known and known by me to be Manager, Infrastructure Department of International Finance Corporation, executed the foregoing document in the name and on behalf of International Finance Corporation and acknowledged the signing thereof to be her voluntary act and deed.
Washington, D.C. this 27th day of June, 2003.

/s/ Alexandra C. Aguiar Alexandra C. Aguiar
My commission expires July 31, 2007

ANNEX A
SCHEDULE 2

FORM OF REQUEST FOR DISBURSEMENT
(See Section 3.02 and Section 5.02 of the Loan Agreement)
[Borrower’s Letterhead]
[Date]
International Finance Corporation
2121 Pennsylvania Avenue, N.W.
Washington, D.C. 20433
United States of America
Attention: Director, Infrastructure Department
Ladies and Gentlemen:
Investment No. 11740
Request for Loan Disbursement
1. Please refer to the Loan Agreement dated April 11, 2003, as amended by Amendment and Waiver Agreement No. 1 to Loan Agreement Dated April 11, 2003 dated June 27, 2003 (collectively, the “Loan Agreement”) between Aguas de Panama S.A. (the “Borrower”) and International Finance Corporation (“IFC”). Terms defined in the Loan Agreement have their defined meanings whenever used in this request.
2. The Borrower irrevocably requests the disbursement on                     , (or as soon as practicable thereafter) of the amount of sixteen million Dollars ($16,000,000) under the Loan (the “Disbursement”) in accordance with the provisions of Section 3.02 of the Loan Agreement. You are requested to pay such amount to the account in [New York] of Aguas de Panama, S.A. [Name of correspondent Bank], Account No.                      at [Name and Address of Bank] [for further credit to the Borrower’s Account No.                      at [Name and address of Bank) in [city and country).

SCHEDULE 2

3. There is enclosed a signed but undated receipt for the amount of the Disbursement. The Borrower authorizes IFC to date such receipt with the date of actual disbursement by IFC.
4. For the purpose of Section 5.01 and Section 5.02 of the Loan Agreement, the Borrower certifies as follows:
     (a) no amendment has been made to the Borrower’s Charter since January 14, 2003;
     (b) no Event of Default and no Potential Event of Default has occurred and is continuing;
     (c) the proceeds of the Disbursement are at the date of this request needed by the Borrower for the purpose of the Project, or will be needed for such purpose within fifteen (15) days of such date;
     (d) since the date of the Loan Agreement nothing has occurred which has or could reasonably be expected to have a Material Adverse Effect;
     (e) since the date of the Loan Agreement the Borrower has not incurred any material loss or liability (except such liabilities as may be incurred by the Borrower in accordance with Section 6.02 of the Loan Agreement);
     (f) the representations and warranties made in Article IV of the Loan Agreement are true on the date of this request and will be true on the date of Disbursement with the same effect as if such representations and warranties had been made on and as of each such date (but in the case of Section 4.01(c) of the Loan Agreement, without the words in parenthesis);
     (g) after giving effect to the Disbursement:
     (i) the Projected Long-term Debt Service Coverage Ratio will not be less than 1.2;
     (ii) the aggregate Short-term Debt of the Borrower will not exceed one million Dollars ($1,000,000); and

SCHEDULE 2

     (iii) the Borrower will be in full compliance with the terms and conditions of the Concession Contract and all applicable regulations of IDAAN and is expected to continue to be in full compliance therewith;
     (h) after giving effect to the Disbursement, the Borrower will not be in violation of:
     (i) the Borrower’s Charter;
     (ii) any provision contained in any document to which the Borrower is a party (including the Loan Agreement) or by which the Borrower is bound; or
     (iii) any law, rule, regulation, Authorization or agreement or other document binding on the Borrower directly or indirectly, limiting or otherwise restricting the Borrower’s borrowing power or authority or its ability to borrow; and
     (i) the proceeds of the Disbursement are not in reimbursement of, or to be used for, expenditures in the territories of any country which is not a member of the World Bank or for goods produced in or services supplied from any such country;
     (j) the Borrower has designed, constructed and continues to operate (or to cause BIL to operate), maintain and monitor all of its sites and the Plant in accordance with the Environmental and Social Policies and the Environmental, Health and Safety Guidelines; and
     (k) there has been no final judgment, order or arbitral award rendered against the Borrower or any of its properties that may have a Material Adverse Effect and no litigation is currently pending that may have a Material Adverse Effect.
     The above certifications are effective as of the date of this request for Disbursement and shall continue to be effective as of the date of the Disbursement. If any of these certifications is no longer valid as of or prior to the date of the requested Disbursement, the Borrower undertakes to immediately notify IFC.

SCHEDULE 2

Yours truly,

AGUAS DE PANAMA S.A.

By
Authorized Representative
Copy to: Manager, Financial Operations Unit
               International Finance Corporation

ANNEX B
SCHEDULE 3

FORM OF LOAN DISBURSEMENT RECEIPT
(See Section 3.02 of the Loan Agreement)
[Borrower’s Letterhead]
International Finance Corporation
2121 Pennsylvania Avenue, N.W.
Washington, D.C. 20433
United States of America
Attention: Manager, Financial Operations Unit
Ladies and Gentlemen:
Investment No.11740
Disbursement Receipt (Loan)
     We, Aguas de Panama S.A., hereby acknowledge receipt on the date hereof, of the sum of sixteen million Dollars ($16,000,000) disbursed to us by International Finance Corporation (“IFC”) under the Loan of sixteen million Dollars ($16,000,000) provided for in the Loan Agreement dated April 11, 2003, as amended by Amendment and Waiver Agreement No. 1 to Loan Agreement Dated April 11, 2003 dated June 27, 2003, between our company and International Finance Corporation. Of this sum, six million Dollars ($6,000,000) is an A Loan Disbursement and ten million Dollars ($10,000,000) is a B Loan Disbursement.

Yours truly,

AGUAS DE PANAMA S.A.

By
Authorized Representative

ANNEX C
SCHEDULE 4

FORM OF SERVICE OF PROCESS LETTER
[Letterhead of Agent for Service of Process]
(See Section 5.01 (n) of the Loan Agreement)
[Date]
International Finance Corporation
2121 Pennsylvania Avenue, N.W.
Washington, D.C. 20433
Attention: Director, Infrastructure Department
Re: Panama : Aguas de Panama S.A.
      IFC Investment No. 11740
Dear Sirs:
     Reference is made to (i) Section 8.05(d) of the Loan Agreement dated April 11, 2003, as amended by Amendment and Waiver Agreement No. 1 to Loan Agreement Dated April 11, 2003 dated June 27, 2003 (collectively, the “Loan Agreement”) between Aguas de Panama S.A. (the “Borrower”) and International Finance Corporation (“IFC”), (ii) Section 7.03(d) of the Assignment and Security Agreement dated June 27, 2003 (the “Assignment and Security Agreement”) between the Borrower and IFC, and (iii) Section 6.03(b) of the Guarantee and Share Retention Agreement dated as of April 11, 2003 between Biwater Plc, Biwater Supply Limited, the Borrower and IFC (the “Guarantee and Share Retention Agreement”).1 Unless otherwise defined herein, capitalized terms used herein shall have the meaning specified in the Loan Agreement.
     Pursuant to Section 8.05(d) of the Loan Agreement, Section 7.03(d) of the Assignment and Security Agreement, and Section 6.03(b) of the Guarantee and Share Retention Agreement, the Borrower has irrevocably designated and appointed the undersigned, CT Corporation System, with offices currently located at 111 Eighth Avenue, 13th Floor, New York, New York 10011, as its authorized agent to receive for and on its behalf service of process in any legal action or proceeding with respect to the Loan Agreement, the Assignment and Security Agreement, and the Guarantee and Share Retention Agreement in the courts of the United States of America for the Southern District of New York or in the courts if the State of New York located in the Borough of Manhattan.

[1]	To be expanded to include any other NY law governed documents, as necessary.

SCHEDULE 4

     The undersigned hereby informs you that it has irrevocably accepted that appointment as process agent as set forth in Section 8.05(d) of the Loan Agreement, Section 7.03(d) of the Assignment and Security Agreement, and Section 6.03(b) of the Guarantee and Share Retention Agreement from April 11, 2003 until April 15, 2013 and agrees with you that the undersigned (i) shall inform IFC promptly in writing of any change of its address in New York, (ii) shall perform its obligations as such process agent in accordance with the provisions of Section 8.05(d) of the Loan Agreement, Section 7.03(d) of the Assignment and Security Agreement, and Section 6.03(b) of the Guarantee and Share Retention Agreement and (iii) shall forward promptly to the Borrower any legal process received by the undersigned in its capacity as process agent.
     As process agent, the undersigned and its successor or successors agree to discharge the above-mentioned obligations and will not refuse fulfillment of such obligations as provided under Section 805(d) of the Loan Agreement, Section 7.03(d) of the Assignment and Security Agreement, and Section 6.03(b) of the Guarantee and Share Retention Agreement.

Very truly yours,

CT Corporation System

By
Title:
cc: Aguas de Panama S.A.

ANNEX D
SCHEDULE 7

FORM OF BORROWER’S CERTIFICATION ON DISTRIBUTION OF
DIVIDENDS
(See Section 6.02 (a) of the Loan Agreement)
[Borrower’s Letterhead]
International Finance Corporation                                                                                                                           [Date]
2121 Pennsylvania Avenue, N.W.
Washington, D.C. 20433
Attention: Director, Infrastructure Department
Re: Panama : Aguas de Panama S.A.
       IFC Investment #11740
Dear Sirs:
1. Please refer to the Loan Agreement dated April 11, 2003, as amended by Amendment and Waiver Agreement No. 1 to Loan Agreement Dated April 11, 2003 dated June 27, 2003 (collectively, the “Loan Agreement”) between Aguas de Panama S.A. (the “Borrower”) and International Finance Corporation (“IFC”). Terms defined in the Loan Agreement have their defined meanings whenever used in this request.
2. This is to inform you that the Borrower plans a distribution of dividends to its shareholders in the aggregate amount of                      (                    ), such distribution to commence on or about Pursuant to Section 6.02 (a) of the Loan Agreement, the Borrower hereby certifies that, as at the date hereof:
(a)	the proposed distribution will be entirely out of retained earnings and such retained earnings do not include any amount resulting from the revaluation of any of the Borrower’s assets;

(b)	no Event of Default or Potential Event of Default has occurred and is continuing;

(c)	after giving effect to the proposed distribution:

SCHEDULE 7

(i)	the aggregate Short-term Debt of the Borrower is less than one million Dollars ($1,000,000)

(ii)	the Total Debt to Equity Ratio would be less than 1.2; and

(iii)	the Projected Long-term Debt Service Coverage Ratio for the four financial quarters following such distribution would not be less than 1.2;
3. The Borrower undertakes not give effect to the proposed distribution or any part thereof if, at the time of so doing or after giving effect to it, the Borrower could not certify the matters referred to in section 2 of this certification.

Yours truly,

AGUAS DE PANAMA S.A.

By
Authorized Representative